UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2009

GEOVIC MINING CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52646 (Commission File No.)	20-5919886 (I.R.S. Employer Identification No.)

1200 17th Street, Suite 980, Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

(303) 476-6455 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

     The information in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 1, 2009, Geovic Mining Corp. (“Geovic” or the“Company”, TSX:GMC, OTC.BB:GVCM) announced details of its Annual Stockholders’ meeting, to be held in Denver, Colorado, as well as follow-up investor presentations in Grand Junction, Colorado, and Portland, Oregon. The Annual Stockholders’ Meeting will be held on Monday, June 15th at 1:00 p,m. at 1200 17th Street, Suite 180 (the Tabor Center) in downtown Denver, Colorado. Additionally, follow-up investor presentations will be held later that week in Grand Junction, Colorado, and Portland, Oregon, respectively. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

     (d)    The following exhibits are furnished herewith:

              99.1  Press Release dated May 1, 2009.

GEOVIC MINING CORP.
Registrant

May 1, 2009	By: /s/ John E. Sherborne
John E. Sherborne Chief Executive Officer

EXHIBIT INDEX

Exhibit No.      Description

99.1   Press Release dated May 1, 2009